UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 South Unit Drive, Tulsa, Oklahoma	74132	US
(Address of principal executive offices)	(Zip Code)	(Country)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNTCQ*	*

* On May 26, 2020, the registrant’s Common Stock was suspended from trading on the NYSE. Effective May 27, 2020, trades in the registrant’s Common Stock began being quoted on the OTC Pink Marketplace under the symbol “UNTCQ.” On June 10, 2020, the New York Stock Exchange filed a Form 25 to delist the registrant’s common stock and to remove it from registration under Section 12(b) of the Exchange Act, which delisting automatically became effective on June 20, 2020.

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on May 22, 2020, Unit Corporation (Company) and its wholly owned subsidiaries, Unit Petroleum Company (UPC), Unit Drilling Company (UDC), 8200 Unit Drive, L.L.C. (8200 Unit), Unit Drilling Colombia, L.L.C. (Unit Drilling Colombia) and Unit Drilling USA Colombia, L.L.C. (Unit Drilling USA and together with the Company, UPC, UDC, 8200 Unit and Unit Drilling Colombia, the Debtors) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (Bankruptcy Code) with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (Bankruptcy Court). The Debtors’ Chapter 11 cases (Chapter 11 Cases) are being jointly administered under the caption In re Unit Corporation, et al., Case No. 20-32740 (DRJ).

In connection with the Chapter 11 Cases, on August 6, 2020, the Bankruptcy Court entered the “Findings of Fact, Conclusions of Law, and Order (I) Approving the Disclosure Statement on a Final Basis and (II) Confirming the Debtors’ Amended Joint Chapter 11 Plan of Reorganization” [Docket No. 340] (Confirmation Order), which confirmed the Debtors’ Amended Joint Chapter 11 Plan of Reorganization [Docket No. 320] (Plan) and approved, on a final basis, the related disclosure statement.

The Debtors expect that the effective date of the Plan (Effective Date) will occur as soon as all conditions precedent to the Plan’s effectiveness have been satisfied or waived in accordance with the Plan. Although the Debtors are seeking to cause the Effective Date to occur as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan, including the Third Plan Supplement (as filed in the Company’s “Notice of Filing Third Plan Supplement” [Docket No. 335], filed with the Bankruptcy Court on August 6, 2020), before the Effective Date.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are filed as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report and incorporated by reference in this Item 1.03.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interests in the Debtors:

•

Each lender under the Company’s pre-petition revolving credit facility (RBL Credit Facility) and the Company’s superpriority senior secured debtor-in-possession credit facility (DIP Facility) will receive its pro rata share of revolving loans, term loans and letter-of-credit participations under the Exit Facility described below, in exchange for that lender’s allowed claims under the RBL Credit Facility or DIP Facility, as applicable;

•

Each holder of the Company’s 6.625% senior subordinated notes due 2021 (Subordinated Notes) will receive its pro rata share of new common stock of the reorganized Company (New Common Stock) based on equity allocations at each of the Company, UDC and UPC in exchange for the holder’s allowed Subordinated Notes claim;

•

Each holder of an allowed general unsecured claim against the Company or UPC will receive its pro rata share of New Common Stock based on equity allocations at each of the Company and UPC, respectively;

•

Each retained or former employee with a claim on account of vested severance benefits may opt-in to a settlement to receive a cash payment on account of that claim in lieu of an allocation of shares of New Common Stock otherwise provided to holders of general unsecured claims;

•	Each holder of an allowed unsecured claim against UDC, 8200 Unit, Unit Drilling Columbia and Unit Drilling USA will receive payment in full of that claim in the ordinary course of business; and

•

Each holder of the Company’s common stock that does not opt out of the releases under the Plan will receive its pro rata share of seven-year warrants to purchase an aggregate of 12.5% of the New Common Stock at an aggregate exercise price equal to the $650 million principal amount of the Subordinated Notes plus interest thereon to the May 15, 2021 maturity date of the Subordinated Notes.

Unless otherwise specified, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date. All of the Debtors’ existing funded debt and equity will be extinguished by the Plan.

Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan.

Capital Structure

The existing common stock of the Company outstanding prior to the Effective Date will be canceled, as provided in the Plan. As of the date of the Confirmation Order, there were 54,504,879 shares of the Company’s common stock outstanding. Under the Plan, the organizational documents of the reorganized Company will become effective on the Effective Date. The organizational documents of the reorganized Company will authorize the reorganized Company to issue shares of New Common Stock pursuant to the Plan. The shares of New Common Stock issued pursuant to the Plan will be issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (Securities Act) provided by section 1145 of the Bankruptcy Code and Section 4(a)(2) of the Securities Act and Regulation D thereunder.

Exit Financing

The Plan also provides that the reorganized Company will enter into a post-emergence exit financing facility in an aggregate principal amount of up to $180.0 million (Exit Facility), consisting of (i) a $140.0 million reserve-based lending resolving loan and (ii) a $40.0 million term loan. Each lender under the DIP facility will also receive its pro rata share of an equity fee under the Exit Facility equal to 5% of the new common shares of reorganized Unit (subject to dilution by shares reserved for issuance under a management incentive plan and exercise of the warrants described herein).

Incentive Plan

On the Effective Date, the reorganized Company will reserve a pool of shares of New Common Stock equal to 7% of the fully diluted, fully distributed shares of New Common Stock as of the Effective Date for issuance under a management incentive plan to officers and directors of the reorganized Debtors on terms to be determined by the board of directors of the reorganized Company.

Releases and Exculpations

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article IX of the Plan.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the Company, industry, economic conditions, government regulations and energy policies and other factors. Forward- looking statements may include, for example, statements regarding the Chapter 11 Cases, the Plan, the Company’s ability to emerge from the reorganization process under Chapter 11 and its ability to continue operate successfully following emergence. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a reorganization process under Chapter 11, including consummation of the Restructuring under the Plan; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; employee attrition and the Company’s ability to retain senior management and other key personnel; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities because of the Chapter 11 filing; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; the outcome of the Chapter 11 Cases generally; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described occasionally in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in the Company’s most recent and forthcoming Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional factors, events, or uncertainties that may emerge occasionally, or those that the Company deems immaterial, could cause the Company’s actual results to differ, and it is impossible for the Company to predict them all. the Company makes forward-looking statements based on currently available information, and the Company assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Current Report on Form 8-K, whether because of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

2.1	Debtors’ Amended Joint Chapter 11 Plan of Reorganization [Docket No. 320]

99.1	Findings of Fact, Conclusions of Law, and Order (I) Approving the Disclosure Statement on a Final Basis and (II) Confirming the Debtors’ Amended Joint Chapter 11 Plan of Reorganization [Docket No. 340]

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: August 12, 2020	By:	/s/ Mark E. Schell
Mark E. Schell
Senior Vice President, Secretary & General Counsel

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